REPAY Reports Second Quarter 2023 Financial Results

Q2 2023 Gross Profit Growth of 8% and Organic Gross Profit Growth of 12% Year-over-Year

Raising Full Year 2023 Revenue and Gross Profit Outlook

ATLANTA, August 9, 2023 -- Repay Holdings Corporation (NASDAQ: RPAY) (“REPAY” or the “Company”), a leading provider of vertically-integrated payment solutions, today reported financial results for its second quarter ended June 30, 2023.

Second Quarter 2023 Financial Highlights

(in $ millions)	Q2 2022	Q3 2022	Q4 2022	Q1 2023	Q2 2023	YoY Change
Card payment volume	$6,196.3	$6,416.8	$6,611.8	$6,581.4	$6,253.7	1%
Revenue	67.4	71.6	72.7	74.5	71.8	6%
Gross profit (1)	50.7	54.9	57.8	56.6	54.9	8%
Net income (loss)	(1.4)	5.4	(8.2)	(27.9)	(5.3)	-
Adjusted EBITDA (2)	27.6	31.7	36.0	31.2	30.3	10%
Adjusted Net Income (2)	16.6	22.8	21.8	19.2	18.8	13%

(1)
Gross profit represents revenue less costs of services.
(2)
Adjusted EBITDA and Adjusted Net Income are non-GAAP financial measures. See “Non-GAAP Financial Measures” and the reconciliations of Adjusted EBITDA and Adjusted Net Income to their most comparable GAAP measures provided below for additional information.

“We are pleased with our second quarter results, which include 12% organic gross profit growth1. Our strong results through the first half of the year give us the confidence to raise the midpoint of our guidance for revenue and gross profit for 2023,” said John Morris, CEO of REPAY. “There is a lot of excitement and progress happening across the Company in each of our consumer payments and business payments segments, as we continue to further penetrate and expand our services into the now 252 software partners with which we are integrated. We believe our proprietary, embedded payment technology is even more necessary now, as our clients look to enhance the overall digital payments experience for businesses and consumers.”

Second Quarter 2023 Business Highlights

The Company's achievements in the quarter, including those highlighted below, reinforce management's belief in the ability of the Company to drive durable and sustained growth across REPAY's diversified business model.

•
12% year-over-year organic gross profit growth1
•
Consumer Payments organic gross profit growth1 of approximately 16% year-over-year
•
Business Payments reported organic gross profit growth1 of approximately 4% year-over-year (15% year-over-year when excluding political media)
•
Expanded AP supplier network to 195,000, an increase of approximately 45% year-over-year
•
Added four new integrated software partners to bring the total to 252 software relationships as of the end of the second quarter
•
Increased instant funding transaction volumes by approximately 60% year-over-year
•
The Company now serves over 257 Credit Unions, an increase of approximately 14% year-over-year

1 Organic gross profit growth is a non-GAAP financial measure. See “Non-GAAP Financial Measures” and the reconciliation to its most comparable GAAP measure provided below for additional information.

Segments

The Company reports its financial results based on two reportable segments.

Consumer Payments – The Consumer Payments segment provides payment processing solutions (including debit and credit card processing, Automated Clearing House (“ACH”) processing and other electronic payment acceptance solutions, as well as REPAY’s loan disbursement product) that enable its clients to collect payments and disburse funds to consumers and includes its clearing and settlement solutions (“RCS”). RCS is REPAY’s proprietary clearing and settlement platform through which it markets customizable payment processing programs to other ISOs and payment facilitators. The strategic vertical markets served by the Consumer Payments segment primarily include personal loans, automotive loans, receivables management, credit unions, mortgage servicing, consumer healthcare and diversified retail.

Business Payments – The Business Payments segment provides payment processing solutions (including accounts payable automation, debit and credit card processing, virtual credit card processing, ACH processing and other electronic payment acceptance solutions) that enable REPAY’s clients to collect or send payments to other businesses. The strategic vertical markets served within the Business Payments segment primarily include retail automotive, education, field services, governments and municipalities, healthcare, media, homeowner association management and hospitality.

Segment Card Payment Volume, Revenue, Gross Profit, and Gross Profit Margin

	Three Months Ended June 30,			Six Months Ended June 30,
($ in thousand)	2023	2022	% Change	2023	2022	% Change
Card payment volume
Consumer Payments	$5,183,804	$4,918,600	5%	$10,708,568	$10,209,143	5%
Business Payments	1,069,930	1,277,653	(16%)	2,126,549	2,401,062	(11%)
Total card payment volume	$6,253,734	$6,196,253	1%	$12,835,117	$12,610,205	2%
Revenue
Consumer Payments	$65,924	$59,833	10%	$135,865	$120,914	12%
Business Payments	9,829	9,934	(1%)	18,503	18,826	(2%)
Elimination of intersegment revenues	(3,970)	(2,332)		(8,048)	(4,741)
Total revenue	$71,783	$67,435	6%	$146,320	$134,999	8%
Gross profit (1)
Consumer Payments	$51,704	$46,082	12%	$106,329	$93,572	14%
Business Payments	7,209	6,954	4%	13,234	12,872	3%
Elimination of intersegment revenues	(3,970)	(2,332)		(8,048)	(4,741)
Total gross profit	$54,943	$50,704	8%	$111,515	$101,703	10%

Total gross profit margin (2)	77%	75%		76%	75%
(1)
Gross profit represents revenue less costs of services.
(2)
Gross profit margin represents total gross profit / total revenue.

2023 Outlook Update

“As the year-to-date results showed strong performance and resilience in our business model, we are raising the midpoint of our 2023 revenue and gross profit outlook,” said Tim Murphy, CFO of REPAY. “As we realize the benefits from investments we made in sales, product, and technology, we continue to expect adjusted free cash flow conversion to remain strong in 2023, accelerating throughout the year into 2024.”

REPAY now expects the following financial results for full year 2023, which replaces the previously provided outlook.

Full Year 2023 Outlook
Card Payment Volume	$26.0 - 27.2 billion
Revenue	$280 - 288 million
Gross Profit	$218 - 228 million
Adjusted EBITDA	$122 - 130 million

REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures, such as forecasted 2023 Adjusted EBITDA, to the most directly comparable GAAP financial measure, because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have a significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading.

Conference Call

REPAY will host a conference call to discuss second quarter 2023 financial results today, August 9, 2023 at 5:00 pm ET. Hosting the call will be John Morris, CEO, and Tim Murphy, CFO. The call will be webcast live from REPAY’s investor relations website at https://investors.repay.com/investor-relations. The conference call can also be accessed live over the phone by dialing (877) 407-3982, or for international callers (201) 493-6780. A replay will be available one hour after the call and can be accessed by dialing (844) 512-2921 or (412) 317-6671 for international callers; the conference ID is 13739478. The replay will be available at https://investors.repay.com/investor-relations.

Non-GAAP Financial Measures

This report includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as loss on business disposition, non-cash change in fair value of contingent consideration, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. Adjusted Net Income is a non-GAAP financial measure that represents net income prior to amortization of acquisition-related intangibles, as adjusted to add back certain charges deemed to not be part of normal operating expenses, loss on business disposition, non-cash charges and/or non-recurring charges, such as non-cash change in fair value of contingent consideration, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation expense, transaction expenses, restructuring and other strategic initiative costs, other non-recurring charges, non-cash interest expense and net of tax effect associated with these adjustments. Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions. Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Adjusted Net Income per share is a non-GAAP financial measure that represents Adjusted Net Income divided by the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of the outstanding units exchangeable for shares of Class A common stock) for the three and six months ended June 30, 2023 and 2022 (excluding shares subject to forfeiture). Organic gross profit growth is a non-GAAP financial measure that represents year-on-year gross profit growth that excludes incremental gross profit attributable to acquisitions and divestitures made in the applicable prior period or any subsequent period. Free Cash Flow and Adjusted Free Cash Flow are non-GAAP financial measures that represents net cash flow provided by operating activities less total capital expenditures, and Adjusted Free Cash Flow is further adjusted to add back certain charges deemed to not be part of normal operating expenses and/or non-recurring charges, such as transaction expenses, restructuring and other strategic initiative costs and other non-recurring charges. REPAY believes that Adjusted EBITDA, Adjusted Net Income, Adjusted Net Income per share, organic gross profit growth, Free Cash Flow and Adjusted Free Cash Flow provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled as the same or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider REPAY’s non-GAAP financial measures alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “guidance,” “will likely result,” “are expected to,” “will continue,” “should,” “is anticipated,” “estimated,” “believe,” “intend,” “plan,” “projection,” “outlook” or words of similar meaning. These forward-looking statements include, but are not limited to, REPAY’s 2023 outlook update and other financial guidance, expected demand on REPAY’s product offering, including further implementation of electronic payment options and statements regarding REPAY’s market and growth opportunities, and REPAY’s business strategy and the plans and objectives of management for future operations. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond REPAY’s control.

In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2022 and subsequent Form 10-Qs, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, general economic slowdown or recession; changes in the payment processing market in which REPAY competes, including with respect to its competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to REPAY’s clients; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; risk that REPAY may not be able to execute its growth strategies, including identifying and executing acquisitions; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

About REPAY

REPAY provides integrated payment processing solutions to verticals that have specific transaction processing needs. REPAY’s proprietary, integrated payment technology platform reduces the complexity of electronic payments for clients, while enhancing the overall experience for consumers and businesses.

Contacts

Investor Relations Contact for REPAY:

ir@repay.com

Media Relations Contact for REPAY:

Kristen Hoyman

(404) 637-1665

khoyman@repay.com

Condensed Consolidated Statement of Operations (Unaudited)

	Three Months ended June 30,		Six Months ended June 30,
(in $ thousands, except per share data)	2023	2022	2023	2022
Revenue	$71,783	$67,435	$146,320	$134,999
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	16,840	16,731	34,805	33,296
Selling, general and administrative	38,177	39,130	76,695	71,348
Depreciation and amortization	26,483	29,191	52,623	57,780
Change in fair value of contingent consideration	—	(1,050)	—	(3,950)
Loss on business disposition	149	—	10,027	—
Total operating expenses	81,649	84,002	174,150	158,474
Loss from operations	(9,866)	(16,567)	(27,830)	(23,475)
Other income (expense)
Interest expense	(910)	(1,051)	(2,070)	(2,040)
Change in fair value of tax receivable liability	4,056	19,450	(482)	44,070
Other income	457	10	544	17
Other loss	(118)	(150)	(118)	(150)
Total other income (expense)	3,485	18,259	(2,126)	41,897
Income (loss) before income tax benefit (expense)	(6,381)	1,692	(29,956)	18,422
Income tax benefit (expense)	1,051	(3,045)	(3,306)	(6,888)
Net income (loss)	$(5,330)	$(1,353)	$(33,262)	$11,534
Net loss attributable to non-controlling interest	(687)	(1,362)	(2,227)	(2,129)
Net income (loss) attributable to the Company	$(4,643)	$9	$(31,035)	$13,663

Weighted-average shares of Class A common stock outstanding - basic	89,170,814	88,903,674	88,894,820	88,756,482
Weighted-average shares of Class A common stock outstanding - diluted	89,170,814	113,250,565	88,894,820	112,866,991

Income (loss) per Class A share - basic	$(0.05)	$0.00	$(0.35)	$0.15
Income (loss) per Class A share - diluted	$(0.05)	$0.00	$(0.35)	$0.12

Condensed Consolidated Balance Sheets

(in $ thousands)	June 30, 2023 (Unaudited)	December 31, 2022
Assets
Cash and cash equivalents	$103,784	$64,895
Accounts receivable	33,889	33,544
Prepaid expenses and other	13,304	18,213
Total current assets	150,977	116,652

Property, plant and equipment, net	2,956	4,375
Restricted cash	24,137	28,668
Intangible assets, net	457,921	500,575
Goodwill	792,543	827,813
Operating lease right-of-use assets, net	9,485	9,847
Deferred tax assets	135,051	136,370
Other assets	2,500	2,500
Total noncurrent assets	1,424,593	1,510,148
Total assets	$1,575,570	$1,626,800

Liabilities
Accounts payable	$18,830	$21,781
Related party payable	—	1,000
Accrued expenses	26,128	29,016
Current operating lease liabilities	1,750	2,263
Current tax receivable agreement	—	24,454
Other current liabilities	541	3,593
Total current liabilities	47,249	82,107

Long-term debt	432,742	451,319
Noncurrent operating lease liabilities	8,480	8,295
Tax receivable agreement, net of current portion	181,596	154,673
Other liabilities	1,887	2,113
Total noncurrent liabilities	624,705	616,400
Total liabilities	$671,954	$698,507

Commitments and contingencies

Stockholders' equity
Class A common stock, $0.0001 par value; 2,000,000,000 shares authorized; 91,372,869 issued and 90,294,728 outstanding as of June 30, 2023; 89,354,754 issued and 88,276,613 outstanding as of December 31, 2022	9	9
Class V common stock, $0.0001 par value; 1,000 shares authorized and 100 shares issued and outstanding as of June 30, 2023 and December 31, 2022	—	—
Additional paid-in capital	1,132,720	1,117,736
Treasury stock, 1,078,141 shares as of June 30, 2023 and December 31, 2022	(10,000)	(10,000)
Accumulated other comprehensive loss	(3)	(3)
Accumulated deficit	(244,215)	(213,180)
Total Repay stockholders' equity	$878,511	$894,562
Non-controlling interests	25,105	33,731
Total equity	903,616	928,293
Total liabilities and equity	$1,575,570	$1,626,800

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Six Months Ended June 30,
(in $ thousands)	2023	2022
Cash flows from operating activities
Net income (loss)	$(33,262)	$11,534

Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Depreciation and amortization	52,623	57,780
Stock based compensation	10,570	9,016
Amortization of debt issuance costs	1,423	1,411
Loss on business disposition	10,027	—
Other loss	118	150
Fair value change in tax receivable agreement liability	482	(44,070)
Fair value change in contingent consideration	—	(3,950)
Payment of contingent consideration liability in excess of acquisition-date fair value	—	(8,896)
Deferred tax expense	3,306	6,888
Change in accounts receivable	(1,858)	1,838
Change in prepaid expenses and other	4,842	(1,172)
Change in operating lease ROU assets	87	(827)
Change in accounts payable	(3,388)	1,491
Change in related party payable	—	77
Change in accrued expenses and other	(2,957)	(5,347)
Change in operating lease liabilities	(34)	892
Change in other liabilities	(1,195)	245
Net cash provided by operating activities	40,784	27,060

Cash flows from investing activities
Purchases of property and equipment	(114)	(1,824)
Purchases of intangible assets	(23,600)	(14,825)
Proceeds from sale of business, net of cash retained	40,273	—
Net cash provided by (used in) investing activities	16,559	(16,649)

Cash flows from financing activities
Payments on long-term debt	(20,000)	—
Shares repurchased under Incentive Plan and ESPP	(1,376)	(1,840)
Treasury shares repurchased	—	(1,145)
Distributions to Members	(609)	(386)
Payment of contingent consideration liability up to acquisition-date fair value	(1,000)	(3,851)
Net cash used in financing activities	(22,985)	(7,222)

Increase in cash, cash equivalents and restricted cash	34,358	3,189
Cash, cash equivalents and restricted cash at beginning of period	$93,563	$76,340
Cash, cash equivalents and restricted cash at end of period	$127,921	$79,529

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for:
Interest	$647	$628

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Three Months Ended June 30, 2023 and 2022

(Unaudited)

	Three Months ended June 30,
(in $ thousands)	2023	2022
Revenue	$71,783	$67,435
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$16,840	$16,731
Selling, general and administrative	38,177	39,130
Depreciation and amortization	26,483	29,191
Change in fair value of contingent consideration	—	(1,050)
Loss on business disposition	149	—
Total operating expenses	$81,649	$84,002
Loss from operations	$(9,866)	$(16,567)
Other income (expense)
Interest expense	(910)	(1,051)
Change in fair value of tax receivable liability	4,056	19,450
Other income	457	10
Other loss	(118)	(150)
Total other income (expense)	3,485	18,259
Income (loss) before income tax benefit (expense)	(6,381)	1,692
Income tax benefit (expense)	1,051	(3,045)
Net income (loss)	$(5,330)	$(1,353)

Add:
Interest expense	910	1,051
Depreciation and amortization (a)	26,483	29,191
Income tax (benefit) expense	(1,051)	3,045
EBITDA	$21,012	$31,934

Loss on business disposition (b)	149	—
Non-cash change in fair value of contingent consideration (c)	—	(1,050)
Non-cash impairment loss (d)	50	—
Non-cash change in fair value of assets and liabilities (e)	(4,056)	(19,450)
Share-based compensation expense (f)	6,517	5,934
Transaction expenses (g)	793	7,069
Restructuring and other strategic initiative costs (h)	4,041	1,435
Other non-recurring charges (i)	1,782	1,764
Adjusted EBITDA	$30,288	$27,636

Reconciliation of GAAP Net Income to Non-GAAP Adjusted EBITDA

For the Six Months Ended June 30, 2023 and 2022

(Unaudited)

	Six Months ended June 30,
(in $ thousands)	2023	2022
Revenue	$146,320	$134,999
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$34,805	$33,296
Selling, general and administrative	76,695	71,348
Depreciation and amortization	52,623	57,780
Change in fair value of contingent consideration	—	(3,950)
Loss on business disposition	10,027	—
Total operating expenses	$174,150	$158,474
Loss from operations	$(27,830)	$(23,475)
Other income (expense)
Interest expense	(2,070)	(2,040)
Change in fair value of tax receivable liability	(482)	44,070
Other income	544	17
Other loss	(118)	(150)
Total other income (expense)	(2,126)	41,897
Income (loss) before income tax benefit (expense)	(29,956)	18,422
Income tax benefit (expense)	(3,306)	(6,888)
Net income (loss)	$(33,262)	$11,534

Add:
Interest expense	2,070	2,040
Depreciation and amortization (a)	52,623	57,780
Income tax (benefit) expense	3,306	6,888
EBITDA	$24,737	$78,242

Loss on business disposition (b)	10,027	—
Non-cash change in fair value of contingent consideration (c)	—	(3,950)
Non-cash impairment loss (d)	50
Non-cash change in fair value of assets and liabilities (e)	482	(44,070)
Share-based compensation expense (f)	10,571	9,292
Transaction expenses (g)	6,790	11,999
Restructuring and other strategic initiative costs (h)	5,452	2,681
Other non-recurring charges (i)	3,354	2,771
Adjusted EBITDA	$61,463	$56,965

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Three Months Ended June 30, 2023 and 2022

(Unaudited)

	Three Months ended June 30,
(in $ thousands)	2023	2022
Revenue	$71,783	$67,435
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$16,840	$16,731
Selling, general and administrative	38,177	39,130
Depreciation and amortization	26,483	29,191
Change in fair value of contingent consideration	—	(1,050)
Loss on business disposition	149	—
Total operating expenses	$81,649	$84,002
Loss from operations	$(9,866)	$(16,567)
Interest expense	(910)	(1,051)
Change in fair value of tax receivable liability	4,056	19,450
Other income	457	10
Other loss	(118)	(150)
Total other income (expense)	3,485	18,259
Income (loss) before income tax benefit (expense)	(6,381)	1,692
Income tax benefit (expense)	1,051	(3,045)
Net income (loss)	$(5,330)	$(1,353)

Add:
Amortization of acquisition-related intangibles (j)	20,963	25,941
Loss on business disposition (b)	149	—
Non-cash change in fair value of contingent consideration (c)	—	(1,050)
Non-cash impairment loss (d)	50	—
Non-cash change in fair value of assets and liabilities (e)	(4,056)	(19,450)
Share-based compensation expense (f)	6,517	5,934
Transaction expenses (g)	793	7,069
Restructuring and other strategic initiative costs (h)	4,041	1,435
Other non-recurring charges (i)	1,782	1,764
Non-cash interest expense (k)	712	709
Pro forma taxes at effective rate (l)	(6,869)	(4,368)
Adjusted Net Income	$18,752	$16,631

Shares of Class A common stock outstanding (on an as-converted basis) (m)	96,796,143	96,787,200
Adjusted Net Income per share	$0.19	$0.17

Reconciliation of GAAP Net Income to Non-GAAP Adjusted Net Income

For the Six Months Ended June 30, 2023 and 2022

(Unaudited)

	Six Months ended June 30,
(in $ thousands)	2023	2022
Revenue	$146,320	$134,999
Operating expenses
Costs of services (exclusive of depreciation and amortization shown separately below)	$34,805	$33,296
Selling, general and administrative	76,695	71,348
Depreciation and amortization	52,623	57,780
Change in fair value of contingent consideration	—	(3,950)
Loss on business disposition	10,027	—
Total operating expenses	$174,150	$158,474
Loss from operations	$(27,830)	$(23,475)
Other expenses
Interest expense	(2,070)	(2,040)
Change in fair value of tax receivable liability	(482)	44,070
Other income	544	17
Other loss	(118)	(150)
Total other income (expense)	(2,126)	41,897
Income (loss) before income tax benefit (expense)	(29,956)	18,422
Income tax benefit (expense)	(3,306)	(6,888)
Net income (loss)	$(33,262)	$11,534

Add:
Amortization of acquisition-related intangibles(j)	40,887	49,077
Loss on business disposition (b)	10,027	—
Non-cash change in fair value of contingent consideration (c)	—	(3,950)
Non-cash impairment loss (d)	50	—
Non-cash change in fair value of assets and liabilities (e)	482	(44,070)
Share-based compensation expense (f)	10,571	9,292
Transaction expenses (g)	6,790	11,999
Restructuring and other strategic initiative costs (h)	5,452	2,681
Other non-recurring charges (i)	3,354	2,771
Non-cash interest expense (k)	1,424	1,411
Pro forma taxes at effective rate (l)	(7,830)	(5,562)
Adjusted Net Income	$37,945	$35,183

Shares of Class A common stock outstanding (on an as-converted basis) (m)	96,639,545	96,661,414
Adjusted Net Income per share	$0.39	$0.36

Reconciliation of Operating Cash Flow to Free Cash Flow and Adjusted Free Cash Flow

For the Three and Six Months Ended June 30, 2023 and 2022

(Unaudited)

	Three Months ended June 30,		Six Months ended June 30,
(in $ thousands)	2023	2022	2023	2022
Net cash provided by operating activities	$19,953	$13,306	$40,784	$27,060
Capital expenditures
Cash paid for property and equipment	414	(1,271)	(114)	(1,824)
Cash paid for intangible assets (n)	(10,399)	(5,062)	(23,600)	(12,075)
Total capital expenditures	(9,985)	(6,333)	(23,714)	(13,899)
Free cash flow	$9,968	$6,973	$17,070	$13,161

Adjustments
Transaction expenses (g)	793	7,069	6,790	11,999
Restructuring and other strategic initiative costs (h)	4,041	1,435	5,452	2,681
Other non-recurring charges (i)	1,782	1,764	3,354	2,771
Adjusted free cash flow	$16,584	$17,241	$32,666	$30,612

Reconciliation of Gross Profit Growth to Organic Gross Profit Growth

For the Year-over-Year Change Between the Three Months Ended June 30, 2023 and 2022

(Unaudited)

Q2 YoY Change
Total gross profit growth	8%
Less: Growth from acquisitions and dispositions	(4%)
Organic gross profit growth (o)	12%

(a)
See footnote (j) for details on amortization and depreciation expenses.
(b)
Reflects the loss recognized related to the disposition of Blue Cow.
(c)
Reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the most recent balance sheet date.
(d)
For the three and six months ended June 30, 2023, reflects impairment loss related to trade name write-off of Media Payments.
(e)
Reflects the changes in management’s estimates of the fair value of the liability relating to the Tax Receivable Agreement.
(f)
Represents compensation expense associated with equity compensation plans, totaling $6.5 million and $10.6 million for the three and six months ended June 30, 2023, respectively, and totaling $5.9 million and $9.3 million for the three and six months ended June 30, 2022, respectively.
(g)
Primarily consists of (i) during the three and six months ended June 30, 2023, professional service fees and other costs incurred in connection with the disposition of Blue Cow Software, and (ii) during the three and six months ended June 30, 2022, professional service fees and other costs incurred in connection with the acquisitions of BillingTree, Kontrol Payables and Payix.
(h)
Reflects costs associated with reorganization of operations, consulting fees related to processing services and other operational improvements, including restructuring and integration activities related to acquired businesses, that were not in the ordinary course during the three and six months ended June 30, 2023 and 2022.
(i)
For the three and six months ended June 30, 2023, reflects payments made to third-parties in connection with an expansion of our personnel, franchise taxes and other non-income based taxes, one-time payments to certain partners and non-cash rent expense. For the three and six months ended June 30, 2022, reflects one-time payments to certain clients and partners, payments made to third-parties in connection with a significant expansion of our personnel, franchise taxes and other non-income based taxes, other payments related to COVID-19 and non-cash rent expense.
(j)
For the three and six months ended June 30, 2023 and 2022, reflects amortization of client relationships, non-compete agreement, software, and channel relationship intangibles acquired through the business combination with Thunder Bridge, and client relationships, non-compete agreement, and software intangibles acquired through REPAY's acquisitions of TriSource Solutions, APS Payments, Ventanex, cPayPlus, CPS Payments, BillingTree, Kontrol Payables and Payix. This adjustment excludes the amortization of other intangible assets which were acquired in the regular course of business, such as capitalized internally developed software and purchased software. See additional information below for an analysis of amortization expenses:

	Three Months ended June 30,		Six Months ended June 30,
(in $ thousands)	2023	2022	2023	2022
Acquisition-related intangibles	$20,963	$25,941	$40,887	$49,077
Software	4,772	2,700	10,247	7,646
Amortization	$25,735	$28,641	$51,134	$56,723
Depreciation	748	550	1,489	1,057
Total Depreciation and amortization (1)	$26,483	$29,191	$52,623	$57,780

(1)
Adjusted Net Income is adjusted to exclude amortization of all acquisition-related intangibles as such amounts are inconsistent in amount and frequency and are significantly impacted by the timing and/or size of acquisitions (see corresponding adjustments in the reconciliation of net income to Adjusted Net Income presented above). Management believes that the adjustment of acquisition-related intangible amortization supplements GAAP financial measures because it allows for greater comparability of operating performance. Although REPAY excludes amortization from acquisition-related intangibles from its non-GAAP expenses, management believes that it is important for investors to understand that such intangibles were recorded as part of purchase accounting and contribute to revenue generation. Amortization of intangibles that relate to past acquisitions will recur in future periods until such intangibles have been fully amortized. Any future acquisitions may result in the amortization of additional intangibles.

(k)
Represents amortization of non-cash deferred debt issuance costs.
(l)
Represents pro forma income tax adjustment effect associated with items adjusted above.
(m)
Represents the weighted average number of shares of Class A common stock outstanding (on an as-converted basis assuming conversion of outstanding Post-Merger Repay Units) for the three and six months ended June 30, 2023 and 2022. These numbers do not include any shares issuable upon conversion of the Company’s convertible senior notes due 2026. See the reconciliation of basic weighted average shares outstanding to the non-GAAP Class A common stock outstanding on an as-converted basis for each respective period below:

	Three Months ended June 30,		Six Months ended June 30,
	2023	2022	2023	2022
Weighted average shares of Class A common stock outstanding - basic	89,170,814	88,903,674	88,894,820	88,756,482
Add: Non-controlling interests Weighted average Post-Merger Repay Units exchangeable for Class A common stock	7,625,329	7,883,526	7,744,725	7,904,932
Shares of Class A common stock outstanding (on an as-converted basis)	96,796,143	96,787,200	96,639,545	96,661,414

(n)
Excludes acquisition costs that are capitalized as channel relationships.
(o)
Represents year‐on-year gross profit growth that excludes incremental gross profit attributable to acquisitions and dispositions made in the applicable prior period or any subsequent period.